Exhibit 10.1

This AMENDMENT TO LETTER AGREEMENT (this “Amendment”), dated as of July 27, 2023, is entered into by and between XPAC Acquisition Corp., a Cayman Islands exempted company (the “Company”), XPAC Sponsor LLC, a Cayman Islands limited liability company (the “Sponsor”) and each of the undersigned (the “Insiders”). The Company, the Sponsor and the Insiders shall be referred to herein from time to time collectively as the “Parties” and individually as a “Party.”

RECITALS

WHEREAS, the Company, the Sponsor and the Insiders are party to that certain Letter Agreement, dated as of July 29, 2021 (the “Letter Agreement”);

WHEREAS, the Parties wish to amend the Letter Agreement as set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, each intending to be legally bound, hereby agree as follows:

1. Defined Terms and Rules of Interpretation. Except as otherwise expressly provided herein, capitalized terms used herein without definition shall have the same meanings herein as set forth in the Letter Agreement after giving effect to this Amendment.

2. Amendments to Transfer of Founder Shares and Private Placement Warrants Provisions. A new Section 7(d) is hereby added to the Letter Agreement as follows:

“Notwithstanding any other provision of this Letter Agreement, the Transfer of Founder Shares or Private Placement Warrants, directly or indirectly, to J. Streicher Holdings, LLC or its affiliates shall not be restricted by this Section 7.”

3. Governing Law and Jurisdiction. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York. The parties hereto (i) all agree that any action, proceeding, claim or dispute arising out of, or relating in any way to, this Amendment shall be brought and enforced in the courts of New York City, in the State of New York, and irrevocably submit to such jurisdiction and venue, which jurisdiction and venue shall be exclusive and (ii) waive any objection to such exclusive jurisdiction and venue or that such courts represent an inconvenient forum.

4. Miscellaneous. Except to the extent specifically amended or superseded by the terms of this Amendment, all of the provisions of the Letter Agreement shall remain in full force and effect to the extent in effect on the date hereof. This Amendment shall be governed by, and otherwise construed in accordance with, the terms of the Letter Agreement, as though the other provisions of this Amendment were set forth in the Letter Agreement. The Letter Agreement, as modified by this Amendment, constitutes the entire agreement between the Parties and supersedes any prior written or oral agreements, writings, communications or understandings with respect to the subject matter hereof. This Amendment may be executed in counterparts (including by means of facsimile or scanned and emailed signature pages), any one of which need not contain the signatures of more than one Party, but all such counterparts taken together shall constitute one and the same agreement. Any notice, consent or request to be given in connection with any of the terms or provisions of this Amendment shall be in writing and shall be sent by express mail or similar private courier service, by certified mail (return receipt requested), by hand delivery or facsimile or other electronic transmission.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have duly executed this Amendment to the Letter Agreement as of the date first written above.

XPAC SPONSOR LLC

By:	/s/ Chu Chiu Kong
Name: Chu Chiu Kong
Title: Manager

XPAC ACQUISITION CORP.

By:	/s/ Chu Chiu Kong
Name: Chu Chiu Kong
Title: Chief Executive Officer

/s/ Chu Chiu Kong
Name: Chu Chiu Kong

/s/ Guilherme Teixeira
Name: Guilherme Teixeira

/s/ Fabio Kann
Name: Fabio Kann

/s/ Marcos Peixoto
Name: Marcos Peixoto

/s/ Ana Cabral-Gardner
Name: Ana Cabral-Gardner

/s/ Denis Pedreira
Name: Denis Pedreira

/s/ Camilo de Oliveira Tedde
Name: Camilo de Oliveira Tedde

[Signature Page to Amendment to Letter Agreement]